                           LOAN AND SECURITY AGREEMENT

     THIS LOAN AND SECURITY AGREEMENT is made as of this 8th day of April, 2002, by and among Photogen Technologies, Inc., a Nevada corporation, and Photogen, Inc., a Tennessee corporation (each, a "Borrower" and collectively, the "Borrowers") jointly and severally, and Tannebaum, LLC, a Delaware limited liability company ("Lender").

     For and in consideration of the mutual promises herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1. DEFINED TERMS. Whenever used herein:

          (a) "ADVANCE" shall mean any disbursement of funds pursuant to the Note.

          (b) "AGREEMENT" shall mean this Loan and Security Agreement.

          (c) "COLLATERAL" shall mean any and all property, assets, rights and interests of the Borrowers, of any kind or description, tangible or intangible, whether now existing or hereafter arising or acquired, wherever located, and all other rights in connection therewith and the products and proceeds therefrom, including the proceeds of insurance thereon, including, but not limited to, the following (all words, whether or not capitalized, in this definition of Collateral for which there is a definition in the UCC shall have the meaning given to them in the UCC): all property of the Borrowers, whether now existing or hereafter arising or acquired, and wherever now or hereafter located, together with all additions and accessions thereto, substitutions for, and replacements, products and proceeds therefrom, and all of the Borrowers' books and records and recorded data relating thereto (regardless of the medium of recording or storage), together with all of the Borrowers' right, title and interest in and to all computer software required to utilize, create, maintain and process any such records or data on electronic media, including the following:

          i. All accounts and all goods whose sale, lease or other disposition by the Borrowers has given rise to accounts and have been returned to, or repossessed or stopped in transit by the Borrowers, or rejected or refused by an account debtor;

          ii. All inventory, including, without limitation, raw materials, packaging, work-in-process and finished goods ("Inventory");

          iii. All goods (other than Inventory), including, without limitation, embedded software, equipment, furniture and fixtures;

          iv. All software and computer programs;

          v. All securities, investment property, cash, cash equivalents, financial assets and deposit accounts;

          vi. All chattel paper, electronic chattel paper, instruments, documents, letter of credit rights, all proceeds of letters of credit, health care insurance receivables, supporting obligations, notes secured by real estate, contract rights and general intangibles, including payment intangibles, patents, know how, copyrights, service marks, trade names, licenses, trade secrets, goodwill and beneficial interests;

          vii. All insurance policies insuring the foregoing property or any part thereof and all proceeds of such insurance policies; and

          viii. all other property of the Borrowers, real and/or personal, in which the Borrowers heretofore, now and/or from time to time hereafter has an interest, it being the intent of the parties hereto that the grant of a security interest hereby be broadly interpreted to include all property of the Borrowers whether real, personal, now existing or hereafter acquired or arising.

          (d) "EVENTS OF DEFAULT" shall mean the occurrence of any one or more of the following events:

          i. Failure to make prompt payment when due, of any payment due on any of the Indebtedness to Lender, or failure to promptly perform any covenant, promise or agreement contained in this Agreement or in the Note, or in any of the Other Agreements;

          ii. If any representation, warranty or other information made or furnished to Lender shall be false or incorrect;

          iii. If any Borrower shall make a general assignment for the benefit of creditors, or shall state in writing or by public announcement its inability to pay its debts as they become due, or shall file a petition in bankruptcy, or shall be adjudicated a bankrupt, or insolvent, of shall file a petition seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, or shall file an answer admitting or not contesting the material allegations of a petition against it in any such proceeding, or shall seek or consent to or acquiesce in the appointment of any trustee, receiver or liquidator of such Borrower, or any material portion of its assets;

          iv. If any proceeding is commenced by or against any Borrower seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulations, or if, any trustee, receiver or liquidator of any Borrower or any material portions of its respective assets are appointed;

          v. The filing or assertion of any suit or claim against any Borrower, or the occurrence of any other event or circumstance, which in the reasonable exercise of Lender's judgment may have a Material Adverse Effect, except any suit or claim disclosed in the 2001 Form 10-K (defined below);

          vi. Dissolution, merger or consolidation of any Borrower, or sale, transfer, lease or other disposition of substantially all of the assets of any Borrower other than in the ordinary course of business or any sale of assets to Lender;

          vii. If in the reasonable exercise of its judgment, Lender deems itself insecure;

          viii. The making of any levy, seizure, or attachment upon the Collateral or if any Lien is granted or imposed upon the Collateral other than the Lien created under this Agreement;

          ix. Any claim or action is brought against Lender arising out of the transactions in this Agreement;

          x. Failure to fully comply with the requirements of any governmental agency or authority within thirty (30) days after notice of such requirements, if, in the reasonable exercise of Lender's judgment such failure to comply will have a Material Adverse Effect; or

          xi. The direct or indirect use of Proceeds for any purpose other than as specified herein.

          (e) "INDEBTEDNESS" shall mean all obligations of the Borrowers to any person or entity, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, or now or hereafter existing, or due or to become due, and all principal, interest, taxes, fees, charges, expenses and reasonable attorneys' fees, chargeable to the Borrowers pursuant to any agreement evidencing such Indebtedness.

          (f) "LIEN" shall mean any mortgage, pledge, lien, hypothecation, claim, demand, charge, assessment, security interest or encumbrance.

          (g) "LOAN" shall mean the obligations of the Borrowers to Lender as evidenced by the Note.

          (h) "MATERIAL ADVERSE EFFECT" shall mean a material adverse effect on
(i) the business, assets, liabilities (contingent or otherwise), operations, conditions (financial or otherwise), or prospects of the Borrowers, (ii) the rights of Lender under this Agreement or the Note (including the enforceability of Lender's Lien or other rights granted herein), or (iii) the ability of the Borrowers to pay the Loan or perform their other obligations in this Agreement and the Note.

          (i) "MATURITY DATE" shall mean 5:00 p.m., Chicago time, on April 1, 2007 or such earlier date on which an Event of Default occurs.

          (j) "NOTE" shall mean that Revolving Note of even date herewith executed by the Borrowers and payable to the order of Lender, in the principal sum of TWO MILLION FIVE HUNDRED THOUSAND DOLLARS AND NO CENTS ($2,500,000.00) and any other promissory note or obligation of the Borrowers evidencing any Advance or Loan made by Lender to the Borrowers, together with any request for an Advance pursuant to the Note.

          (k) "OTHER AGREEMENTS" shall mean all agreements, instruments and documents, including, without limitation, bond agreements, loan agreements, security agreements, indemnity agreements, guaranties, mortgages, leasehold mortgages, deeds of trust, collateral assignments, notes, applications and agreements for letters of credit, letters of credit, advices of credit, the Lender's acceptances, pledges, powers of attorney, consents, assignments, contracts, notices, leases, financing statements and all other written matters heretofore, now and/or from time to time hereafter executed by and/or on behalf of the Borrowers and delivered to the Lender, or issued by the Lender upon the application and/or other request of, and on behalf of, the Borrowers.

          (l) "PROCEEDS" shall mean the aggregate proceeds received by any Borrower from Lender from Advances.

          (m) "UCC" shall mean the Uniform Commercial Code as adopted by the State of Illinois, and as amended from time to time.

     2. CLOSING. The closing of the transactions contemplated hereby (the "CLOSING") shall occur on or before April 9, 2002 (the "CLOSING DATE") by mail, Federal Express or fax. An executed document whose signature page is transmitted by fax shall be deemed fully executed and the document duly delivered by such party upon completion of the fax transmission, and such party shall provide original signature pages within two business days thereafter. At the Closing, the parties hereto shall execute and deliver to each other, as applicable: (i) the Note payable to the order of the Lender or its designee; and (ii) any other documents or instruments reasonably requested by a party hereto.

     3. LOAN.

          (a) AMOUNT. The principal amount of the Loan shall not exceed TWO MILLION FIVE HUNDRED THOUSAND DOLLARS AND NO CENTS ($2,500,000.00) in aggregate principal amount at any one time outstanding and shall be available to the Borrowers until the Termination Date. Each Advance shall be repaid as provided herein.

          (b) ADVANCE PROCEDURE. Advances to the Borrowers under the Note shall be requested and made pursuant to the Note. Each Advance shall be in a minimum amount of $100,000.00. Lender will not be required to fund any Advance if any Borrower is in default under any of the terms and conditions of this Agreement or the Note, or at any time after the Termination Date. Each request for Advance shall be subject to Lender's approval which Lender may or may not grant in its sole and absolute discretion. As a condition of making any Advance if so requested by Lender, the Borrowers shall acknowledge in writing that the existing principal balance and accrued interest as of the time of such Advance is true and correct.

          (c) REPAYMENT OF NOTE. All principal and accrued interest shall be repaid to the Lender in accordance with the Note. Amounts repaid may be reborrowed until the Maturity Date; provided, that the maximum principal amount outstanding under the Loan at any time shall not exceed $2,500,000.00.

          (d) JOINT AND SEVERAL OBLIGATION. All Indebtedness, payments, obligations and liabilities pursuant to and under this Agreement and Note shall be the joint and several liability of each Borrower.

     4. USE OF PROCEEDS. Borrowers shall use all Proceeds from the transactions under this Agreement for business and commercial purposes, and specifically, only for working capital purposes and for no other purposes.

     5. TRANSACTION FEES. In addition to all other amounts due and payable by Borrowers hereunder, each Borrower promises to pay all filing or recording fees, document taxes, transfer taxes and any other similar amount arising in connection with the issuance of the Note, the perfection of the Purchaser's security interest or otherwise.

     6. GRANT OF SECURITY INTEREST. To secure the payment and performance of all Indebtedness Borrowers owe Lender, each Borrower hereby pledges, assigns and grants to Lender a continuing security interest in any and all of the Collateral.

     7. REPRESENTATIONS AND WARRANTIES OF BORROWERS. Except as disclosed in writing to Lender (the receipt of which must be acknowledged in writing by Lender), each Borrower warrants and represents to and covenants with Lender that:

          (a) The Borrowers are duly organized, and validly existing under the laws of the state of Nevada and Tennessee, respectively, and have all requisite corporate power and authority to own and lease their properties, to carry on their business as presently conducted and as proposed to be conducted and to consummate the transactions contemplated hereby. The Borrowers have full power and authority to execute and deliver this Agreement and the Note and to perform their obligations hereunder and thereunder. The execution, delivery and performance by the Borrowers of this Agreement and the Note, including the issuance of the Note, have been duly authorized by all requisite action by the Borrowers and, when executed and delivered by the Borrowers, this Agreement and the Note will be the valid and binding obligations of the Borrowers, enforceable against the Borrowers in accordance with their respective terms.

          (b) The consolidated audited balance sheets of Photogen Technologies, Inc. at December 31, 2001, together with the related statements of operations, stockholders' equity (deficit) and cash flows for the year ended December 31, 2001, together with the reports and opinions thereon of BDO Seidman, LLP, contained in the 2001 Form 10-K, and the comparable unaudited financial statements for the quarter ended March 31, 2002, comply (or will comply when filed with the Securities and Exchange Commission) as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, and fairly present, in all material respects, the financial position of the Borrowers and the results of its operations and their cash flows at such dates and for the periods then ended and were prepared in conformity in all material respects with generally accepted accounting principles applied on a consistent basis.

          (c) The Borrowers have and at all times hereafter shall have good, indefeasible and merchantable title to and ownership of the Collateral, free and clear of all Liens, and the Collateral shall be located at Borrowers' facility in Knoxville, Tennessee or in New

Hope, Pennsylvania. The Collateral is in good condition and is fit and usable for the purposes for which the Borrowers use such items.

          (d) Each Borrower uses no trade names or assumed names in the conduct of its business, and has not changed its name or been the surviving entity in a merger or acquired any business in the last five (5) years.

          (e) Each Borrower is and will be the lawful owner of its portion of the Collateral, free of any and all Liens whatsoever, other than the Lien hereunder, with full power to subject the Collateral to the security interest hereunder.

     8. AGREEMENTS OF BORROWERS.

          (a) Each Borrower hereby covenants and agrees that such Borrower:

          i. Shall, upon request of Lender, execute such financing statements and other documents and do such other acts and things, all as Lender may from time to time request to establish and maintain a perfected Lien in the Collateral to secure the payment of the Indebtedness and to consummate the transactions contemplated in or by this Agreement or the Note;

          ii. Shall permit Lender and its agents to inspect the Collateral, and to inspect, audit and make copies of and extracts from all records and all other papers in the possession of any Borrower and will, upon request of Lender, deliver to Lender all of such records and papers which pertain to the Collateral;

          iii. Shall not sell, lease, assign or transfer any of the Collateral except in the ordinary course of its business consistent with past practices;

          iv. Shall keep the Collateral free of any Liens except the Lien created hereunder, existing Liens of record and rights in favor of affiliates of Elan Corporation, plc;

          v. Shall notify Lender in writing prior to any change in location of its principal place of business or any change in location of the Collateral;

          vi. Shall indemnify and hold Lender harmless from any and all claims, demands, losses, liabilities, actions, lawsuits and other proceedings, judgments, awards, decrees, costs and expenses (including reasonable attorney's fees), arising directly or indirectly, in whole or in part, out of the acts and omissions whether negligent, willful or otherwise, of any Borrower, or any of its respective officers, directors, agents, subagents, or employees, in connection with the transactions contemplated herein or as a result of (A) ownership of the Collateral or any interest therein or receipt of any sums therefrom, (B) any failure on the part of any Borrower to perform or comply with any of the terms of this Agreement or the Note, or (C) any claim asserted by any party arising in connection with the Collateral; and

          (b) Each Advance made by Lender to a Borrower pursuant to this Agreement or the Note shall constitute an automatic warranty and representation by the Borrowers to Lender that there does not then exist an "Event of Default" or any event or condition which with notice, lapse of time, and/or the making of such loan would constitute an Event of Default.

          (c) Lender, in its sole and absolute discretion, without notice thereof to Borrowers, may disburse any or all Advances made to any Borrower pursuant to this Agreement and/or the Loan Documents to pay any costs, expenses or other amounts required to be paid by the Borrowers hereunder and not so paid, and/or to pay any person as Lender deems necessary to insure that the Lien granted to Lender in the Collateral shall at all times have the priority represented and covenanted by this Agreement and the Loan Documents. All monies so disbursed by Lender shall be a part of the Indebtedness, payable by Borrowers to Lender on demand.

          (d) All of the representations and warranties contained herein, and all representations and warranties contained in the other Loan Documents and any other document or instrument delivered to Lender in connection herewith will be and remain true and correct during the term of this Agreement.

     9. REMEDIES.

          (a) If any Event of Default shall occur, then or at any time thereafter at the option of Lender, Lender may declare all of Borrowers' Indebtedness owed to Lender to be immediately due and payable without notice, protest, presentment or demand, all of which are expressly waived by Borrowers. Lender shall have in addition to any other rights and remedies contained in this Agreement and the Note, and any Other Agreements, heretofore, now, or at any time hereafter executed by Borrowers and delivered to Lender, all of the rights and remedies of a secured party under the UCC, all of which rights and remedies shall be cumulative, and nonexclusive, to the fullest extent permitted by law.

          (b) Lender shall also have the right to avail itself to the following rights and remedies:

          i. Demand repayment of the Note whereupon the Indebtedness shall become immediately due and payable in full;

          ii. Terminate Lender's obligations under this Agreement to extend credit of any kind or to make any Advances, whereupon the commitment and obligations of Lender to extend credit, or to make Advances hereunder shall be terminated;

          iii. Notify or require Borrowers to notify any and all persons or entities against which any Borrower has a claim or which are obligors on accounts or any other Indebtedness they may owe to any Borrower that Lender has a security interest therein and that all payments should be made directly to Lender;

          iv. Endorse the name of any Borrower upon any instruments of payments that may come into the possession of Lender in full or in part payment of any amount owing to Lender;

          v. Sell, assign, sue for, collect, or compromise payment of all or any part of the Collateral in the name of any Borrower or in its own name, or make any other disposition of the Collateral, or any part thereof, which disposition may be cash, credit, or any combination thereof;

          vi. Purchase all or any part of the Collateral at public, or private sale, and in lieu of actual payment of such purchase price, may set off the amount of such price against the Indebtedness;

          vii. Enter and/or remain upon the premises of any Borrower without any obligation to pay rent to such Borrower or others, or any other place or places where any of the Collateral is located and kept and: (A) remove Collateral therefrom to the premises of Lender or any agent of Lender, for such time as Lender may desire, in order to maintain, sell, collect, and/or liquidate the Collateral; or (B) use such premises, together with materials, supplies, books, and records of the Borrowers, to maintain possession and/or the condition of the Collateral, and to prepare the Collateral for selling, liquidating, or collecting;

          viii. Require the Borrowers to assemble the Collateral and make it available to Lender at a place to be designated by Lender; and

          ix. Apply the net proceeds realized by Lender upon a sale or other disposition of the Collateral, or any part thereof, after deduction of the expenses of retaking, holding, preparing for sale, selling, or the like, and reasonable attorney's fees and other expenses incurred by Lender, toward satisfaction of the Indebtedness hereunder. Lender shall account to Borrowers for any surplus realized upon such sale or other disposition and Borrowers shall remain liable for any deficiency.

          (c) Any notice required to be given by Lender of a sale or other disposition of the Collateral or any other intended action by Lender, deposited in the United States mail, postage prepaid, and duly addressed to Borrowers at the address specified at the end of this Agreement not less than five (5) days prior to such proposed action, shall constitute commercially reasonable and fair notice to Borrowers thereof.

          (d) Upon the occurrence of an Event of Default, the Borrowers, immediately upon demand by the Lender, shall assemble the Collateral and make it available to the Lender at a place or places to be designated by the Lender which are reasonably convenient to the Lender. The Borrowers recognize that in the event the Borrowers fail to perform, observe or discharge any of the Borrowers' Obligations, no remedy of law will provide adequate relief to the Lender, and agrees that the Lender shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

          (e) Upon the occurrence of an Event of Default, Borrowers agree that Lender may, if Lender deems it reasonable, postpone or adjourn any such sale of the Collateral from time to time by an announcement at the time and place of sale or by announcement at the time and place of such postponed or adjourned sale, without being required to give a new notice of sale. Borrowers agree that Lender has no obligation to preserve rights against prior parties to the Collateral. Further, to the extent permitted by law, Borrowers waive and release any cause of action and claim against Lender as a result of Lender's possession, collection or sale of the Collateral, any liability for failure of Lender to comply with any requirement relating to notice of sale, holding or reporting of sale of the Collateral, and any right of redemption from such sale.

     10. ELAN RIGHTS. All rights and remedies of the Lender under this Agreement are subject to the rights of Elan International Services, Ltd. and its affiliates as set forth in that certain Subscription, Joint Development and Operating Agreement, dated as of October 20, 1999, and all documents executed pursuant thereto (including that certain License Agreement between Technologies and Photogen Newco, Ltd., now known as Sentigen, Ltd.).

     11. EXPENSE OF ENFORCEMENT. Borrowers shall pay and reimburse Lender for all costs, expenses and attorney's fees incurred in seeking to protect or perfect a security interest in the Collateral, in enforcing the terms of this Agreement or the Note, or in defending any action or proceeding relating hereto or to the Collateral, including without limitation, appraiser's fees, transportation expenses, documentary and expert evidence fees and costs and stenographer's charges, including those incurred in connection with: any bankruptcy actions or proceedings; preparations for the commencement of any action, proceeding or suit; and preparations for the defense of any threatened action, proceeding or suit which might affect the Collateral, whether or not actually filed. All such costs, expenses and fees shall become additional Indebtedness secured by the Collateral and shall become immediately due and payable by Borrowers as and when paid or incurred by Lender.

     12. SALE OF COLLATERAL. All or any part of the Collateral may be sold, licensed or otherwise transferred in any transaction duly approved by the Board of Directors of Photogen Technologies, Inc. Such a transaction may include a reorganization pursuant to which certain assets related to Photogen's therapeutic technologies may be transferred to an entity controlled by Photogen's five founding stockholders in exchange for all their shares of Technologies stock.

     13. ASSIGNMENT. If at any time, by assignment or otherwise, Lender assigns or transfers any rights or benefits hereunder such transfer shall include all of Lender's rights and powers under this Agreement with respect to said Indebtedness, Collateral, or other security transferred and the transferee shall become vested with all the same rights and powers, whether or not they are specifically referred to in the instrument of transfer. If and to the extent that Lender retains any other Indebtedness or Collateral or other security, Lender will continue to have the rights and powers herein set forth with respect thereto.

     14. NO WAIVER. No delay or failure by Lender to insist upon the strict performance of any term hereof or of the Note or to exercise any right, power or remedy provided for herein or therein as a consequence of an Event of Default hereunder or thereunder, and no acceptance of any payment of the principal, interest, or premium, if any, on the Indebtedness during the continuance of any such Event of Default, shall constitute a waiver of any such term, such Event of Default, or such right, power or remedy. The exercise by Lender of any right, power or remedy conferred upon Lender by this or the Note or by law or equity shall not preclude any other or further exercise thereof or the exercise of any other right, power or remedy. No waiver of any Event of Default hereunder shall affect or alter this Agreement, which shall continue in full force and effect with respect to any other then existing or subsequent Events of Default.

     15. AMENDMENT. This Agreement shall not be amended, modified or terminated orally but may only be amended, modified or terminated pursuant to written agreement between Borrowers and Lender.

     16. FURTHER ASSURANCES. From and after the date hereof, each of the parties hereto agree to do or cause to be done such further acts and things and deliver or cause to be delivered to each other such additional assignments, agreements, powers and instruments, as each may reasonably require or deem advisable to carry into effect the purposes of this Agreement and the Other Agreements.

     17. NOTICES. All notices, demands and requests of any kind to be delivered to any party in connection with this Agreement shall be in writing and shall be deemed to have been duly given if personally or hand delivered or if sent by an internationally-recognized overnight delivery or by registered or certified mail, return receipt requested and postage prepaid, or by facsimile transmission addressed as set forth beneath each parties signature below or to such other address as the party to whom notice is to be given may have furnished to the other party hereto in writing in accordance with provisions of this Section 17. Any such notice or communication shall be deemed to have been effectively given
(i) in the case of personal or hand delivery, on the date of such delivery, (ii) in the case of an internationally-recognized overnight delivery service, on the second business day after the date when sent, (iii) in the case of mailing, on the fifth business day following that day on which the piece of mail containing such communication is posted, and (iv) in the case of facsimile transmission, on the date of telephone confirmation of receipt.

     18. SEVERABILITY. If any provision in this Agreement or the Note is held by a court of law to be in violation of any applicable local, state or federal ordinance, statute, law, administration or judicial decision, or public policy, and if such court should declare such provision of this Agreement to be illegal, invalid, unlawful, void; voidable, or unenforceable as written, then such provision shall be given full force and effect to the fullest possible extent that is legal, valid and enforceable. The remainder of this Agreement shall be construed as if such illegal, invalid, unlawful, void, voidable or unenforceable provision was not contained therein. The rights, obligations and interest of the Borrowers and the holder hereof under the remainder of this Agreement shall continue in full force and effect.

     19. GOVERNING LAW/VENUE. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Illinois without regard to its provisions on conflict of laws. Borrowers irrevocably agree that, in Lender's sole and absolute discretion, all actions, suits and proceedings in any manner or way arising out of or in respect to this Agreement, any documents executed concurrently herewith, or the Collateral, shall be litigated in state or federal courts within the County of Cook, or having jurisdiction with respect to said county. Borrowers expressly submit to the jurisdiction of any state or federal court located within or having jurisdiction over said county. Borrowers waive any right it tray have to change the venue of any litigation brought in accordance herewith. Borrowers hereby waive a right to a jury trial in any litigation brought with respect to this Agreement or the transactions contemplated herein.

     20. NO PARTY DEEMED DRAFTER. Borrowers acknowledge and agree that Borrowers have been afforded the opportunity to review and approve this Agreement and to have this Agreement reviewed and approved by counsel of Borrowers' choice, that this Agreement constitutes an arms-length transaction between the parties, and that neither Borrowers nor Lender shall be deemed the drafter of this Agreement for purposes of construing the terms hereof.

     21. TIME OF ESSENCE. Time is of the essence hereof.





                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, this Loan and Security Agreement is executed and effective as of the date first set forth above.



Photogen Technologies, Inc.                                  Photogen, Inc.



By: /s/ Brooks Boveroux                                      By:  /s/ Brooks Boveroux
   -----------------------------------------                      -------------------------------------------
Its:    CFO                                                  Its:
    ----------------------------------------                      -------------------------------------------

                                                             Tannebaum, LLC, by its Manager STRO, LLC



                                                             By:  /s/ Robert Weinstein
                                                                  -------------------------------------------
                                                             Its:
                                                                  -------------------------------------------

Address for notice to Borrowers:                             Address for notice to Lender:

Photogen Technologies, Inc.                                  875 North Michigan Avenue
140 Union Square Drive                                       Suite 2930
New Hope, PA 18938                                           Chicago, IL  60611-1901
Attn:  Brooks Boveroux, CFO                                  Attention:   Robert J. Weinstein, M.D.
                                                                          Manager of STRO, LLC




                 [SIGNATURE PAGE TO LOAN AND SECURITY AGREEMENT]